Exhibit 10.6

DATED	15th March 2012

(1) NUCANA BIOMED LIMITED

- and -

(2) CARDIFF PROTIDES LIMITED

VARIATION AGREEMENT

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

THIS AGREEMENT is made the 15th day of March 2012

BETWEEN:

(1)	NUCANA BIOMED LIMITED, a company incorporated under the Companies Acts (registered number 03308778) and having its registered office at Bassett House, 5 Southwellpark Road, Camberley, Surrey GU15 3PU (“BioMed”);

(2)	CARDIFF PROTIDES LIMITED, a company incorporated under the Companies Acts (registered number 05455482) and having its registered office at Ty Myddfai, National Botanic Gardens of Wales, Llanarthney, Carmarthen, Dyfed SA32 8HZ (“ProTides”).

RECITALS:

(1)	Pursuant to the Nucana Agreement (defined below), ProTides granted an exclusive licence to BioMed under certain patents and technical information and the parties agreed to collaborate to develop the licensed technology.

(2)	The parties wish to make certain amendments to the Nucana Agreement subject to and in accordance with the terms set out in this Agreement.

IT IS AGREED as follows:

1.	Definitions

In this Agreement, the following words shall have the following meanings:

“Assignment Agreement”	means the assignment agreement in the form set out in the Schedule to this Agreement;

“Nucana Agreement”	means the Licence and Collaboration Agreement dated 13 October 2009 between BioMed and ProTides;

“Variation Date”	means the date of this Agreement.

2.	Status of this Agreement

2.1	This Agreement is supplemental to the Nucana Agreement. Except as expressly amended by this Agreement, the Nucana Agreement shall remain in full force and effect.

2.2	Unless otherwise specified in this Agreement, defined terms used in this Agreement shall have the same meaning as set out in the Nucana Agreement.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

2.3	The amendments set out in this Agreement shall, unless stated otherwise, take effect from the Variation Date.

3.	Amendments

Title

3.1	The title of the Nucana Agreement shall be amended to be the Assignment, Licence and Collaboration Agreement.

Recitals

3.2	A new recital E shall be added to the Assignment, Licence and Collaboration Agreement which shall read:-

“With effect from the Variation Date, the parties have agreed that the patents which were previously licensed to BioMed will be assigned by ProTides to BioMed. The parties agreed that this assignment will not otherwise affect the parties’ respective rights under this Agreement and that ProTides will retain reversion rights in relation to such patents on termination of this Agreement.”

Definitions

3.3	Clause 1.1 of the Nucana Agreement shall be amended as follows:-

3.3.1	the following new definition shall be inserted into clause 1.1:-

“Affiliate” means in relation to a party, any body corporate or other legal entity which:-

(i)	is directly or indirectly owned and/or controlled by that party;

(ii)	directly or indirectly owns and/or controls that party; or

(iii)	is directly or indirectly owned and/or controlled by the legal entity referred to in (ii) above.

In the case of legal entities having stocks and/or shares, ownership or control shall exist through the direct or indirect ownership and/or control of more than fifty percent of the voting shares. In the case of any other legal entity, ownership and/or control shall exist through the ability to directly or indirectly control the management and/or business of the legal entity;

“Agreement IP” means the Licensed IP and the Assigned IP;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

“Assignment Agreement” means the assignment agreement entered into by the parties pursuant to Clause 3.3 of this Agreement;”

“Assigned IP” means the patents and patent applications assigned to BioMed pursuant to the Assignment Agreement, being the Compound Patents;”

3.3.2	the definition of Commencement Date shall be amended by the replacement of the words “the last date of execution of this Agreement” with the words “13 October 2009”;

3.3.3	the first letter of the word “commencement” where it appears in the last line of the definition of “Compounds” shall be capitalised;

3.3.4	the definition of Licensed IP shall be amended by the addition of the word “any” before “Compounds”, the addition of the words “which are not covered by any claim of an issued and unexpired patent or any subsisting patent application comprised within the Assigned IP” after the word “Compound” and the deletion of the words, “,the Compound Patents,”;

3.3.5	the definitions of “ProTides Development Costs”, and “Option Notice”, “Option Period” and “Option Series” shall be deleted;

3.3.6	the definition of Sub-Licensee shall be amended by:-

3.3.6.1	insertion of a new part (ii) which shall read, “any person or entity to whom BioMed grants a licence of its rights in the Assigned IP or any Compounds; and/or”;

3.3.6.2	renumbering part (ii) as part (iii) and in that part replacing the words “Licensed IP” with the words “Agreement IP” and after the words, “part(i)”, inserting the following words, “and/or part (ii);

3.3.6.3	the reference to “the Licensed IP” in the second from last line of the definition of “Sub-Licensee” shall be replaced by the words “any of the Agreement IP”.;

3.3.7	the definition of Sub-Licence Agreement shall be amended by replacing the words “the Licensed IP” with the words “any of the Agreement IP”; and

3.3.8	the word “and” shall be deleted after the end of the definition of “University”, the full stop at the end of the definition of “Valid Claim” shall be replaced by a semi-colon followed by “and” and a new definition of “Variation Date” which shall read as follows:

“15th March 2012”

shall be inserted after the definition of Valid Claim.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clause 2

3.4	Clause 2.2 of the Nucana Agreement shall be amended by inserting the following sentence at the end of the clause, “For the avoidance of doubt, the licence will not expire in a country if a Valid Claim exists in that country even though, following execution of the Assignment Agreement, the Valid Claim forms part of the Assigned IP and not part of the Licensed IP”.

Clause 3

3.5	Clause 3 of the Nucana Agreement shall be amended by:-

3.5.1	inserting the words “AND ASSIGNMENT” in the title of the clause;

3.5.2	inserting the words “Compounds, the Assigned IP, the” before the words “Licensed IP” in clause 3,2; and

3.5.3	inserting a new clause 3.3 which shall read:-

“On or immediately after the Variation Date, ProTides shall enter into an assignment in the form set out in Part 4 of the Schedule to this Agreement pursuant to which ProTides will assign to BioMed all of ProTides’ right, title and interest in the Compound Patents to BioMed.”

Clause 5

3.6	Clause 5 of the Nucana Agreement shall be amended by:-

3.6.1	Amending the title to read, “LICENSING AND SUB-LICENSING”;

3.6.2	in clause 5.1, inserting the words “(which includes Affiliates of BioMed) licences and/or” before the word “sub-licences” and inserting the words “the Agreement IP and/ or” before the words “its rights”;

3.6.3	in clauses 5.2 to 5.6, inserting the words “(which includes Affiliates of BioMed) licence and/or” before the word “sub-licence” wherever it occurs in those clauses, and replacing the words “Licensed IP” wherever the occur in those clauses with the words, “Agreement IP”; and

3.6.4	the references to “affiliates” in clauses 5.3.3, 5.3.7 and 5.3.8 shall be changed to “Affiliates”.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clause 6

3.7	Clause 6 of the Nucana Agreement shall amended as follows:

3.7.1	by the deletion of the words “and as a forum for determining the issues referred to in Clauses 9.8 and 9.9” where they appear in clause 6.1;

3.7.2	by the deletion of the words “and periodically thereafter as necessary to fulfill its functions pursuant to Clauses 9.8 and 9.9” where they appear in clause 6.4;

3.7.3	by replacing the semi-colon at the end of sub-clause 6.5.4 with a full stop;

3.7.4	by the deletion of sub-clauses 6.5.5 and 6.5.6; and

3.7.5	by the deletion of the words “and other than decisions pursuant to Clauses 9.8 and 9.9, which can only be made by consensus” and “or the matters specified in Clauses 9.8 and 9.9 which must be agreed by consensus” where they appear in clause 6.8; and

3.7.6	by the deletion of the words “and thereafter as necessary to fulfil the functions referred to in Clauses 9.2, 9.8 and 9.9” where they appear in clause 6.9.

Clause 9

3.8	Clause 9 of the Nucana Agreement shall be deleted in its entirety and the following words inserted, “Deleted”.

Clause 10

3.9	Clause 10 of the Nucana Agreement shall be amended with effect from the Variation Date as follows:-

3.9.1	in clause 10.2, by inserting the words, “execution of the Assignment Agreement and”, before the words, “the licence rights granted”, and by deletion of the words, “(subject to ProTides having fulfilled its obligations under Clause 12.2.3 as at the date of payment)”; and

3.9.2	in clause 10.5 by inserting the words, “execution of the Assignment Agreement and”, before the words, “the licence rights granted”.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Clause 12

3.10	Clause 12 of the Nucana Agreement shall be amended with effect from the Commencement Date as follows:-

3.10.1	by adding the words “BioMed will on ProTides’ request use its reasonable endeavours to assist ProTides to undertake the actions specified in paragraphs (a) and (b) above, however the responsibility for fulfilling the obligations remains solely with ProTides.” at the end of clause 12.2.3;

3.10.2	in the first sentence of clause 12.4, the word “its” shall be replaced by “BioMed’s”;

3.10.3	in clauses 12.7, 12.8 and/or 12.12 all references to “Licensed IP” shall be replaced with the words, “Agreement IP”.

Clause 13

3.11	Clause 13 of the Nucana Agreement shall be amended by replacing in clauses 13.2.2, 13.2.3, 13.2.8 and 13.7.1 the words “Licensed IP” with the words “Agreement IP”.

Clause 16

3.12	Clause 16 of the Nucana Agreement shall be amended as follows:-

3.12.1	in clause 16.1 by amending the words “Clause 15.2” to read “Clause 15.2.1” and by insertion of the words “but only” before the words “as a result of” in the first sentence and by deleting “9 (in relation to its obligations with respect to using or licensing the Licensed IP (including licensing to BioMed if BioMed exercises any option under Clause 9.15) only)”; and

3.12.2	in clause 16.1.2 by replacing the words “Licensed IP” with the words “Agreement IP”; and

3.12.3	replacing the full stop at the end of clause 16.1.3 with the word “; and” and inserting a new clause 16.1.4 which shall read as follows:-

“BioMed will immediately assign back to ProTides all rights in and to the Compound Patents by promptly executing an assignment agreement in favour of ProTides on terms equivalent to those set out in Part 4 of the Schedule to this Agreement.”;

3.12.4	in clauses 16.2.2 and 16.2.3, replacing the words “Licensed IP” with the words, “Agreement IP”;

3.12.5	in clause 16.2.3, by inserting the words “Compound Patents,” before the words “Compound Divisionals” and by inserting the following words at the end of the clause, “by promptly executing an assignment agreement in favour of ProTides on terms equivalent to those set out in Part 4 of the Schedule to this Agreement”;

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

3.12.6	by deleting the paragraph at the end of clause 16.2 which starts with the words, “Notwithstanding the above,”; and

3.12.7	in clause 16.5 by inserting the words “(including any instalments under clause 10.4 relating to events which occurred prior to termination or expiry), after the words “sums outstanding as at the date of termination or expiry”.

Clause 19

3.13	Clause 19 of the Nucana Agreement shall be amended as follows:-

3.13.1	in Clause 19.2 by inserting the following words after the words “under this Agreement”:-

“(including in the case of BioMed its rights in and to the Assigned IP)”

3.13.2	the references to “affiliate0 in clause 19.2.2 shall be changed to “Affiliate”.

3.13.3	by inserting a new clause 19.6 which shall read:-

“To the extent there is any conflict between the terms of this Agreement and the terms of any Agreement executed pursuant to Clause 3.3 of this Agreement, the terms of this Agreement shall prevail.”

Schedule

3.14	A new part 4 to the Schedule to the Nucana Agreement shall be added which shall contain the Assignment Agreement.

4.	General

Further Assurance

4.1	Each of the parties to this Agreement shall, as and when requested to do so by another party, do all acts and execute all documents as may be reasonably required to give effect to the provisions of this Agreement.

Third Parties

4.2	This Agreement does not create any right enforceable by any person who is not a party to it (‘Third Party’) under the Contracts (Rights of Third Parties) Act 1999, but this clause does not affect any right or remedy of a Third Party which exists or is available apart from that Act.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Governing Law

4.3	This Agreement is governed by the laws of England and the parties hereby submit to the exclusive jurisdiction of the English courts.

Consolidated Agreement

4.4	Following the Variation Date, the parties shall prepare and agree a consolidated and re—stated agreement which incorporates the amendments set out in this Agreement into the Nucana Agreement.

Costs

4.5	BioMed shall pay to ProTides on or immediately after the Variation Date the reasonable external costs and expenses actually incurred by ProTides in relation to the preparation, negotiation and execution of this Agreement and any documents related to it.

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

AGREED by the parties through their authorised signatories on the date written above:

For and on behalf of	For and on behalf of

Nucana Biomed Limited	Cardiff Protides Limited

/s/ Hugh Griffith	/s/ [***]
Signed	Signed

Hugh Griffith	[***]
Print name	Print name

CEO	CEO
Title	Title

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

Schedule

Part 1 - Assignment Agreement

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

NuCana BioMed Limited

10 Lochside Place

Edinburgh Park

Edinburgh

EH12 9RG, UK

T: +44(0) 131 248 3660

Cardiff ProTides Limited

Ty Myddfai

National Botanic Gardens of Wales

Llanarthney

Carmarthen

Dyfed

SA32 8HZ

15 May 2012

Dear Sirs

NuCana BioMed Limited (“Nucana”)

Cardiff ProTides Limited (“ProTides”)

Licence and Collaboration Agreement between NuCana and ProTides dated 13 October 2009, as amended by a side letter between NuCana and ProTides dated 16 March 2012 (the “Agreement”)

We refer to our recent discussions regarding the milestone payments set out at Clause 10 of the Agreement.

In consideration of NuCana making a [***] payment of [***] Pounds (£[***]) Sterling to ProTides within [***] following the last date of execution of this letter by the parties hereto, which payment [***], we hereby agree that the following changes shall be made to the Agreement:

1.	[***];

2.	[***];

3.	[***];

4.	[***];

5.	[***]; and

6.	[***].

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.

This letter does not amend any other provisions of the Agreement, including without limitation the terms in accordance with which the above mentioned milestone payments are to be made by NuCana.

Any terms not defined in this letter will have the same meaning as set out in the Agreement.

ProTides, by signing the acknowledgement of this letter set out below, hereby warrants to NuCana that the terms of this letter shall be binding upon it and that it is not bound or required to obtain the consent of any third parties, including but not limited to any shareholders of ProTides, in relation to or in order to agree to the changes to the Agreement as set out above.

The terms of this letter will be governed by the laws of England and the parties hereby submit to the exclusive jurisdiction of the English Courts.

Please confirm your acknowledgement of and agreement to the provisions of this letter by signing a copy of it where indicated and returning it to us.

Yours faithfully

/s/ H. Griffith
Hugh S. Griffith
For and on behalf of NuCana BioMed Limited

We hereby acknowledge receipt of and agree to be bound by the terms of the foregoing letter.

Signed by

/s/ [***]	Date 15/5/12
[***]

For and on behalf of Cardiff ProTides Limited

Portions of this Exhibit, indicated by the mark “[***],” were omitted and have been filed separately with the Securities and Exchange Commission pursuant to the Registrant’s application requesting confidential treatment pursuant to Rule 406 of the Securities Act of 1933, as amended.